Vanguard Balanced Index Fund
Vanguard FTSE Social Index Fund
Vanguard Institutional Total Stock Market Index Fund
Vanguard LifeStrategy® Conservative Growth Fund
Vanguard LifeStrategy Moderate Growth Fund
Vanguard LifeStrategy Growth Fund
Vanguard Total Stock Market Index Fund
Vanguard Variable Insurance Fund REIT Index Portfolio
Vanguard Variable Insurance Fund Total Stock Market
Index Portfolio

Supplement to the Prospectuses and Summary Prospectuses

New Benchmark

The Dow Jones U.S. Total Stock Market Index, one of several equity performance benchmarks for each Fund, has been replaced with the Dow Jones U.S. Total Stock Market Float Adjusted Index. While the former index represented all U.S. equity securities, the float-adjusted version of the index excludes shares of securities that are not available for public trading.

Returns for the new benchmark will be included in future prospectus updates.

© 2012 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS DJB1 122012